UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04765

Dreyfus New York AMT-Free Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/18

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus New York AMT-Free Municipal Bond Fund

ANNUAL REPORT November 30, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus New York AMT-Free Municipal Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New York AMT-Free Municipal Bond Fund, covering the 12-month period from December 1, 2017 through November 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period began with major global economies achieving above-trend growth. In the United States, a robust economy and strong labor markets encouraged the Federal Reserve to continue moving away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity sphere, both U.S. and non-U.S. markets remained on an uptrend, though investor concerns about U.S. inflation and its effect on interest rates later began to weigh on global returns. Interest rates rose across the yield curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge and market volatility returned. While the U.S. economy continued to grow at a healthy rate, Japan rebounded, but only briefly, from a weak first quarter, and the Eurozone economy began to moderate. Robust growth and strong corporate earnings continued to support U.S. stocks while other developed markets declined. Late in the reporting period, a broad sell-off occurred, partially offsetting earlier U.S. gains. Emerging markets remained under pressure as weakness in their currencies relative to the U.S. dollar added to investors’ uneasiness.

Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark
10-year Treasury bond breached 3.2% despite only moderate inflation, but investor concerns about slowing global growth brought yields down toward the end of the reporting period.

Despite continuing doubts regarding trade, U.S. inflationary pressures and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we remain attentive to signs that indicate potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
December 17, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2017 through November 30, 2018, as provided by Thomas Casey and Daniel Rabasco, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended November 30, 2018, Dreyfus New York AMT-Free Municipal Bond Fund’s Class A shares produced a total return of –0.49%, Class C shares returned –1.17%, Class I shares returned –0.25%, and Class Y shares returned –0.17%.1 In comparison, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally, and not solely within New York, provided a total return of 1.13% for the same period.2

Municipal bonds during the reporting period encountered bouts of volatility stemming from rising interest rates and shifting supply-and-demand dynamics in the municipal securities market. The fund underperformed the Index, partly due to duration and sector positioning.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city income taxes and the federal alternative minimum tax. The fund invests at least 70% of its assets in municipal bonds rated, at the time of purchase, investment grade (i.e., Baa/BBB or higher) or the unrated equivalent as determined by The Dreyfus Corporation. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment-grade (“high-yield” or “junk” bonds) or the unrated equivalent as determined by The Dreyfus Corporation. The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years, but the fund may invest without regard to maturity. A bond’s maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.

We focus on identifying undervalued sectors and securities. To select municipal bonds for the fund, we estimate and analyze the relative value of various sectors and securities and may actively trade among sectors and securities based on this analysis.

Supply-and-Demand Dynamics and Interest-Rate Volatility Drove Municipal Bonds

Municipal bonds encountered bouts of volatility early in the reporting period. Prior to tax reform passing, a record number of new issues put upward pressure on yields

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

and downward pressure on prices. However, the situation proved temporary, and municipal bonds rebounded as volatility subsided approaching mid-year. Market rebound was supported by strong, seasonal reinvestment demand and very manageable, new-issue supply levels. Demand from individuals in high tax states increased significantly as the search for an immunizing process against the newly imposed tax restrictions on state and local tax deductions provided a catalyst. Conversely, tax cuts to corporations softened institutional demand for municipal bonds, particularly from banks and property and casualty insurance companies, as companies perceived less of a need to seek out tax-advantaged investments in the wake of lower tax rates. Strong credit fundamental quality reflecting the positive impact of a growing economy on tax revenues also appealed to retail investors.

In late August, rates rose across the curve and volatility reentered the picture, creating a headwind for many areas of the fixed income market, particularly higher-duration securities. In September 2018, supportive factors started to diminish due to less reinvestment and growing concern over tightening employment markets and increasing inflation, pressuring municipal market performance. In October 2018, the market continued to stumble over continued trade concerns as rates rose on the back of a strong economy. Ongoing trade tensions and fears of slowing global growth injected more volatility into markets at the end of the reporting period. During November 2018, volatility in equities and riskier fixed income assets produced an investor flight to quality to municipal bonds which benefited their valuations.

New York’s fundamental credit quality remains strong due to its diverse economic base, high wealth levels, and well-funded pension system. Relatively high state taxes continue to support demand for municipal bonds. The state retains some credit challenges such as high debt levels and some volatility in its revenue base due to the cyclical nature of local industries.

Duration and Sector Positioning Dampened Fund Results

The fund’s performance compared with the Index was constrained by maintaining a longer duration profile than the Index. Yield-curve positioning also detracted, as exposure to maturities of 15 years and over underperformed. Additionally, exposure to higher-quality, essential service revenue bonds, particularly education, transportation, and special tax bonds, weighed on results.

Until the end of the reporting period, fund performance benefited from an overweight exposure to bonds backed by New York’s settlement with U.S. tobacco companies. Tobacco bond valuations subsequently weakened due to proposed FDA regulatory changes banning menthol cigarettes. Exposure to lower-rated, general obligation bonds also boosted results, as they outperformed the broader market for most of the year. Insured Puerto Rico transportation bonds also benefited results.

Investment Posture Heading Into 2019

We expect interest rates to continue to rise next year. We expect the supply-and-demand dynamics to somewhat support the price of municipal bonds due to the investment of semiannual coupon payments. Higher interest rates could also foster more retail demand. Furthermore, we believe municipal bonds are relatively attractive compared to Treasuries on a yield-ratio basis, which should also provide price support going forward. These demand factors should mitigate the effects of declining institutional demand from banks and property and casualty companies. We believe municipal issuer credit fundamentals are solid and should continue to benefit from continued economic growth.

Given this environment, we expect to maintain the fund’s average duration close to the benchmark and seek opportunities in attractive segments of the yield curve. We will continue to emphasize revenue bonds that provide attractive incremental yield with the potential of either price appreciation or spread tightening. We will also seek to capitalize on any periods of volatility and spread tightening to strategically add to our A and BBB rated bonds possessing strong fundamental credit characteristics.

December 17, 2018

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents. Capital gains, if any, are fully taxable.

2  Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation, and the rating of the issue. Changes in economic, business, or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus New York AMT-Free Municipal Bond Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”)

†  Source: Lipper Inc.

††  The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 12/15/08 (the inception date for Class I shares), not reflecting the applicable sales charges for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus New York AMT-Free Municipal Bond Fund on 11/30/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in New York municipal securities and the fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is not limited to investments principally in New York municipal obligations and does not take into account charges, fees and other expenses. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 11/30/18

	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	12/31/86	-4.98%	2.06%	3.93%
without sales charge	12/31/86	-0.49%	3.00%	4.41%
Class C shares
with applicable redemption charge †	9/11/95	-2.14%	2.23%	3.62%
without redemption	9/11/95	-1.17%	2.23%	3.62%
Class I shares	12/15/08	-0.25%	3.25%	4.64%	††
Class Y shares	7/1/13	-0.17%	3.23%	4.54%	††
Bloomberg Barclays U.S. Municipal Bond Index		1.13%	3.52%	4.88%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 12/15/08 (the inception date for Class I shares), not reflecting the applicable sales charges for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus New York AMT-Free Municipal Bond Fund from June 1, 2018 to November 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.00	$8.73	$3.75	$3.70
Ending value (after expenses)	$994.00	$990.90	$995.20	$996.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.06	$8.85	$3.80	$3.75
Ending value (after expenses)	$1,020.05	$1,016.29	$1,021.31	$1,021.36

†  Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class A, 1.75% for Class C, .75% for Class I and .74% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.3%
New York - 101.1%
Build New York City Resource Corporation, Revenue Bonds (The New York Methodist Hospital Project)	5.00	7/1/2029	650,000		713,323
Build New York City Resource Corporation, Revenue Bonds (YMCA of Greater New York Project)	5.00	8/1/2040	1,000,000		1,083,420
Dutchess County Local Development Corporation, Revenue Bonds (Health Quest Systems Inc., Project)	5.00	7/1/2032	1,000,000		1,120,850
Dutchess County Local Development Corporation, Revenue Bonds (Health Quest Systems Incorporated Project)	5.00	7/1/2035	2,000,000		2,214,720
Dutchess County Local Development Corporation, Revenue Bonds (Health Quest Systems, Inc. Project)	4.00	7/1/2041	2,585,000		2,597,873
Glen Cove Local Economic Assistance Corporation, Revenue Bonds (Garvies Point Public Improvement Project)	0.00	1/1/2045	6,000,000	[a]	1,435,860
Hempstead Township Local Development Corporation, Revenue Bonds (Molloy College Project)	5.00	7/1/2034	810,000		884,261
Hudson Yards Infrastructure Corporation, Revenue Bonds	5.75	2/15/2047	940,000		1,006,759
Hudson Yards Infrastructure Corporation Second Indenture, Revenue Bonds	5.00	2/15/2039	2,000,000		2,234,740
Long Island Power Authority, Electric System General Revenue Bonds	5.00	9/1/2037	1,700,000		1,887,425
Long Island Power Authority, Electric System General Revenue Bonds	5.00	9/1/2036	1,000,000		1,114,530
Long Island Power Authority, Electric System General Revenue Bonds	5.00	9/1/2034	1,500,000		1,661,250
Long Island Power Authority, Electric System Revenue Bonds	5.00	9/1/2047	1,000,000		1,103,360

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.3% (continued)
New York - 101.1% (continued)
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue Bonds	5.00	11/15/2027	2,000,000	2,193,120
Metropolitan Transportation Authority, Revenue Bonds, Refunding	5.00	11/15/2028	1,785,000	1,932,138
Metropolitan Transportation Authority, Transportation Revenue Bonds	5.00	11/15/2037	1,750,000	1,921,798
Metropolitan Transportation Authority, Transportation Revenue Bonds	5.00	11/15/2043	6,210,000	6,650,041
Metropolitan Transportation Authority, Transportation Revenue Bonds	5.00	11/15/2034	2,260,000	2,492,328
Metropolitan Transportation Authority, Transportation Revenue Bonds	5.00	11/15/2041	965,000	1,032,984
Metropolitan Transportation Authority, Transportation Revenue Bonds	5.00	11/15/2030	5,000,000	5,549,550
Metropolitan Transportation Authority, Transportation Revenue Bonds	5.25	11/15/2044	2,000,000	2,221,540
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue Bonds	5.00	11/15/2051	5,000,000	5,271,300
Monroe County Industrial Development Corporation, Revenue Bonds (The Rochester General Hospital Projects)	5.00	12/1/2035	1,150,000	1,274,292
Monroe County Industrial Development Corporation, Revenue Bonds (The Rochester General Hospital Projects)	5.00	12/1/2034	1,100,000	1,222,837
Monroe County Industrial Development Corporation, Revenue Bonds (University of Rochester Project)	5.00	7/1/2036	1,000,000	1,135,630
New York City, GO	5.00	8/1/2029	5,000,000	5,378,750
New York City, GO	5.00	10/1/2032	730,000	780,691
New York City, GO	5.00	8/1/2028	4,000,000	4,356,160
New York City, GO	5.00	8/1/2033	12,240,000	13,599,374
New York City, GO	5.00	8/1/2037	3,500,000	3,912,160
New York City, GO	5.00	8/1/2027	3,000,000	3,439,470
New York City, GO	5.00	8/1/2031	4,000,000	4,493,000

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.3% (continued)
New York - 101.1% (continued)
New York City Educational Construction Fund, Revenue Bonds	6.50	4/1/2025	3,960,000	4,345,625
New York City Housing Development Corporation, Multi-Family Housing Revenue Bonds (Sustainable Neighborhood Bonds), Series C-1-A	4.00	11/1/2053	2,500,000	2,490,600
New York City Housing Development Corporation, Revenue Bonds	5.00	7/1/2026	2,000,000	2,201,200
New York City Industrial Development Agency, PILOT Revenue Bonds (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/2049	5,000,000	5,071,850
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds	5.00	6/15/2038	3,595,000	4,047,323
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds	5.00	6/15/2031	3,000,000	3,123,870
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds	5.00	6/15/2045	4,000,000	4,261,160
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds	5.00	6/15/2031	5,000,000	5,642,750
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds	5.00	6/15/2034	2,000,000	2,184,200
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds	5.00	6/15/2047	1,685,000	1,811,223
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds	5.25	6/15/2040	1,975,000	2,003,736
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds	5.50	6/15/2040	2,500,000	2,541,925

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.3% (continued)
New York - 101.1% (continued)
New York City Transitional Finance Authority, Building Aid Revenue Bonds	5.00	7/15/2043	5,000,000		5,455,400
New York City Transitional Finance Authority, Building Aid Revenue Bonds	5.00	7/15/2040	3,000,000		3,302,580
New York City Transitional Finance Authority, Building Aid Revenue Bonds, Refunding, Series 2018 S-2A	5.00	7/15/2034	4,000,000		4,602,400
New York City Transitional Finance Authority, Building Aid Revenue Bonds, Ser. S-3	5.00	7/15/2043	2,000,000		2,246,520
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds	5.00	2/1/2036	2,000,000		2,197,800
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds	5.00	11/1/2038	3,000,000		3,189,090
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds	5.00	2/1/2040	4,000,000		4,408,800
New York City Trust for Cultural Resources, Revenue Bonds (American Museum of Natural History)	5.00	7/1/2032	4,210,000		4,714,905
New York Convention Center Development Corporation, Revenue Bonds	0.00	11/15/2046	4,000,000	[a]	1,150,120
New York Convention Center Development Corporation, Revenue Bonds (Hotel Unit Fee Secured) (Credit Support Agreement; SONYMA)	5.00	11/15/2040	1,250,000		1,384,213
New York Counties Tobacco Trust V, Revenue Bonds	0.00	6/1/2050	10,000,000	[a]	1,210,000
New York Counties Tobacco Trust V, Revenue Bonds	0.00	6/1/2055	20,000,000	[a]	1,197,600
New York Counties Tobacco Trust VI, Tobacco Settlement Pass-Through Bonds	5.00	6/1/2045	1,000,000		1,028,930
New York Liberty Development Corporation, Liberty Revenue Bonds (4 World Trade Center Project)	5.00	11/15/2044	3,000,000		3,179,310

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.3% (continued)
New York - 101.1% (continued)
New York Liberty Development Corporation, Liberty Revenue Bonds (7 World Trade Center Project)	5.00	9/15/2040	2,000,000		2,153,200
New York Liberty Development Corporation, Revenue Bonds (3 World Trade Center Project)	5.00	11/15/2044	5,000,000	[b]	5,110,750
New York Liberty Development Corporation, Revenue Bonds (Goldman Sachs Headquarters Issue)	5.25	10/1/2035	2,000,000		2,410,820
New York State Dormitory Authority, Health Center Revenue Bonds (Guaranteed; SONYMA)	5.00	11/15/2019	515,000		516,318
New York State Dormitory Authority, Personal Income Tax Revenue Bonds, Series 2016 A	5.00	2/15/2034	3,700,000		4,180,667
New York State Dormitory Authority, Revenue Bonds (Cornell University)	5.00	7/1/2035	2,000,000		2,083,020
New York State Dormitory Authority, Revenue Bonds (Fordham University)	5.00	7/1/2041	1,000,000		1,095,540
New York State Dormitory Authority, Revenue Bonds (Icahn School of Medicine at Mount Sinai)	5.00	7/1/2040	1,000,000		1,094,150
New York State Dormitory Authority, Revenue Bonds (Montefiore Obligated Group)	5.00	8/1/2034	1,010,000		1,120,403
New York State Dormitory Authority, Revenue Bonds (Montefiore Obligated Group)	5.00	8/1/2035	2,800,000		3,094,336
New York State Dormitory Authority, Revenue Bonds (New York University Hospitals Center)	5.00	7/1/2032	500,000		563,290
New York State Dormitory Authority, Revenue Bonds (New York University Hospitals Center)	5.00	7/1/2034	2,500,000		2,753,200
New York State Dormitory Authority, Revenue Bonds (New York University)	5.00	7/1/2045	3,540,000		3,952,835
New York State Dormitory Authority, Revenue Bonds (North Shore - Long Island Jewish Obligated Group)	5.00	5/1/2043	1,300,000		1,402,752
New York State Dormitory Authority, Revenue Bonds (Orange Regional Medical Center Obligated Group)	5.00	12/1/2045	1,400,000	[b]	1,479,590

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.3% (continued)
New York - 101.1% (continued)
New York State Dormitory Authority, Revenue Bonds (Orange Regional Medical Center Obligated Group)	5.00	12/1/2036	3,400,000[b]	3,653,674
New York State Dormitory Authority, Revenue Bonds (State University of New York Dormitory Facilities)	5.00	7/1/2043	2,500,000	2,740,200
New York State Dormitory Authority, Revenue Bonds (The Rockefeller University)	5.00	7/1/2040	4,000,000	4,062,640
New York State Dormitory Authority, Revenue Bonds, Refunding (Memorial Sloan Kettering Cancer Center)	5.00	7/1/2042	500,000	558,125
New York State Dormitory Authority, Sales Tax Revenue Bonds, Series 2017 A	5.00	3/15/2044	5,000,000	5,546,250
New York State Dormitory Authority, State Personal Income Tax Revenue Bonds (General Purpose)	5.00	2/15/2039	2,000,000	2,200,820
New York State Dormitory Authority, State Personal Income Tax Revenue Bonds (General Purpose)	5.00	3/15/2031	5,000,000	5,580,500
New York State Dormitory Authority, State Sales Tax Revenue Bonds	5.00	3/15/2044	3,000,000	3,269,430
New York State Dormitory Authority, State Sales Tax Revenue Bonds, Series A	5.00	3/15/2043	2,500,000	2,706,650
New York State Dormitory Authority, Third General Resolution Revenue Bonds (State University Educational Facilities Issue)	5.00	5/15/2030	2,000,000	2,173,100
New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds (New York City Municipal Water Finance Authority Projects - Second Resolution Bonds)	5.00	6/15/2029	2,470,000	2,581,520
New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds (Master Financing Program)	5.00	5/15/2030	2,000,000	2,211,840
New York State Mortgage Agency, Mortgage Revenue Bonds	5.00	4/1/2028	140,000	143,354
New York State Power Authority, Revenue Bonds	5.00	11/15/2031	1,000,000	1,080,060
New York State Thruway Authority, General Revenue Bonds	5.00	1/1/2042	1,500,000	1,579,785

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.3% (continued)
New York - 101.1% (continued)
New York State Thruway Authority, General Revenue Bonds Junior Indebtedness Obligations	5.00	1/1/2041	1,000,000		1,095,890
Niagara Area Development Corporation, Solid Disposal Facility Revenue Bonds, Refunding (Convanta Holding Project) Series 2018 B	3.50	11/1/2024	3,250,000	[b]	3,205,540
Niagara Tobacco Asset Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.25	5/15/2040	1,750,000		1,825,618
Niagara Tobacco Asset Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.25	5/15/2034	2,000,000		2,103,240
Port Authority of New York and New Jersey, (Consolidated Bonds, 163rd Series)	5.00	7/15/2035	5,000,000		5,213,350
Port Authority of New York and New Jersey, (Consolidated Bonds, 179th Series)	5.00	12/1/2025	1,000,000		1,127,640
Port Authority of New York and New Jersey, (Consolidated Bonds, 184th Series)	5.00	9/1/2036	2,500,000		2,772,950
Port Authority of New York and New Jersey, (Consolidated Bonds, 184th Series)	5.00	9/1/2032	3,000,000		3,361,200
Port Authority of New York and New Jersey, (Consolidated Bonds, 184th Series)	5.00	9/1/2039	2,000,000		2,209,440
Port Authority of New York and New Jersey, (Consolidated Bonds, 93rd Series)	6.13	6/1/2094	1,955,000		2,284,848
Port Authority of New York and New Jersey, Revenue Bonds, Refunding	5.00	9/1/2048	2,000,000		2,252,760
Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal LLC Project)	6.00	12/1/2036	2,000,000		2,136,780
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue Bonds	5.00	10/15/2031	1,000,000		1,128,560
Suffolk County Economic Development Corporation, Revenue Bonds (Catholic Health Services of Long Island Obligated Group Project)	5.00	7/1/2022	1,000,000		1,063,250

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.3% (continued)
New York - 101.1% (continued)
Suffolk Tobacco Asset Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	6.00	6/1/2048	5,000,000		5,000,600
Tender Option Bond Trust Receipts (Series 2016-XM0367), 7/1/2041, (New York State Dormitory Authority, Revenue Bonds (The Rockefeller University)) Non-recourse	5.00	12/29/2019	4,000,000	[b,c]	4,171,620
Tender Option Bond Trust Receipts (Series 2016-XM0382), 5/1/2042, (New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds) Non-recourse	5.00	5/1/2022	10,000,000	[b,c]	10,779,925
Town of Oyster Bay, GO (Insured; Assured Guaranty Municipal Corporation)	4.00	2/1/2033	3,000,000		3,073,110
Triborough Bridge and Tunnel Authority, General Revenue Bonds (MTA Bridges and Tunnels)	5.00	11/15/2042	3,000,000		3,359,160
Triborough Bridge and Tunnel Authority, General Revenue Bonds (MTA Bridges and Tunnels)	5.00	11/15/2038	1,000,000		1,091,430
Triborough Bridge and Tunnel Authority, General Revenue Bonds (MTA Bridges and Tunnels)	5.00	11/15/2046	3,500,000		3,868,060
Triborough Bridge and Tunnel Authority, General Revenue Bonds (MTA Bridges and Tunnels)	5.25	11/15/2045	1,500,000		1,705,905
Triborough Bridge and Tunnel Authority, Revenue Bonds (MTA Bridges & Tunnels)	5.00	11/15/2042	2,000,000		2,251,620
TSASC Inc., Senior Tobacco Settlement Bonds	5.00	6/1/2041	2,500,000		2,553,750
TSASC Inc., Tobacco Settlement Subordinate Bonds	5.00	6/1/2048	3,000,000		2,862,180
Utility Debt Securitization Authority, Restructuring Bonds	5.00	12/15/2035	8,000,000		9,039,760
Utility Debt Securitization Authority, Revenue Bonds, Refunding	5.00	12/15/2041	3,000,000		3,408,000

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.3% (continued)
New York - 101.1% (continued)
Westchester Tobacco Asset Securitization Corporation, Tobacco Settlement Bonds	5.00	6/1/2041	1,500,000	1,564,275
Western Nassau County Water Authority, Water System Revenue Bonds	5.00	4/1/2040	1,000,000	1,099,280
				327,617,224
U.S. Related - 1.2%
Guam, Hotel Occupancy Tax Revenue Bonds	5.50	11/1/2019	1,000,000	1,027,980
Puerto Rico Highway & Transportation Authority, Highway Revenue Bonds (Insured; Assured Guaranty Municipal Corporation)	5.25	7/1/2033	2,405,000	2,656,323
				3,684,303
Total Investments (cost $328,263,022)			102.3%	331,301,527
Liabilities, Less Cash and Receivables			(2.3%)	(7,314,060)
Net Assets			100.0%	323,987,467

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, these securities were valued at $28,401,099 or 8.77% of net assets.

c Collateral for floating rate borrowings.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Transportation	21.1
Special Tax	16.4
Education	11.0
Water	8.1
General	7.9
Medical	7.8
General Obligation	7.6
Development	6.3
Tobacco Settlement	6.0
Utilities	5.9
Multifamily Housing	1.4
Power	1.1
Pollution	1.0
Facilities	.7
Single Family Housing	.0
102.3

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	328,263,022	331,301,527
Interest receivable		4,457,354
Receivable for shares of Beneficial Interest subscribed		11,314
Prepaid expenses		29,293
		335,799,488
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		231,782
Cash overdraft due to Custodian		67,684
Payable for floating rate notes issued—Note 4		10,500,000
Payable for shares of Beneficial Interest redeemed		817,144
Interest and expense payable related to floating rate notes issued—Note 4		93,699
Trustees fees and expenses payable		8,251
Accrued expenses		93,461
		11,812,021
Net Assets ($)		323,987,467
Composition of Net Assets ($):
Paid-in capital		321,185,097
Total distributable earnings (loss)		2,802,370
Net Assets ($)		323,987,467

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	243,275,136	18,960,047	61,751,301	983.35
Shares Outstanding	16,948,871	1,320,745	4,302,264	68.49
Net Asset Value Per Share ($)	14.35	14.36	14.35	14.36

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2018

Investment Income ($):
Interest Income	13,081,967
Expenses:
Management fee—Note 3(a)	1,977,198
Shareholder servicing costs—Note 3(c)	837,703
Interest and expense related to floating rate notes issued—Note 4	233,588
Distribution fees—Note 3(b)	162,686
Professional fees	91,083
Registration fees	60,541
Trustees’ fees and expenses—Note 3(d)	29,037
Prospectus and shareholders’ reports	14,891
Custodian fees—Note 3(c)	7,890
Loan commitment fees—Note 2	7,586
Miscellaneous	54,293
Total Expenses	3,476,496
Less—reduction in fees due to earnings credits—Note 3(c)	(3,083)
Net Expenses	3,473,413
Investment Income—Net	9,608,554
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	333,257
Net unrealized appreciation (depreciation) on investments	(11,520,251)
Net Realized and Unrealized Gain (Loss) on Investments	(11,186,994)
Net (Decrease) in Net Assets Resulting from Operations	(1,578,440)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2018	2017	[a]
Operations ($):
Investment income—net	9,608,554	10,622,208
Net realized gain (loss) on investments	333,257	3,467,522
Net unrealized appreciation (depreciation) on investments	(11,520,251)	6,586,392
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,578,440)	20,676,122
Distributions ($):
Distributions to shareholders:
Class A	(6,856,002)	(7,758,090)
Class C	(413,124)	(545,670)
Class I	(2,339,439)	(2,302,968)
Class Y	(30)	(29)
Total Distributions	(9,608,595)	(10,606,757)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	8,923,938	10,474,543
Class C	1,289,661	2,699,323
Class I	16,578,810	58,888,139
Distributions reinvested:
Class A	5,580,298	6,409,492
Class C	350,857	447,689
Class I	2,295,737	2,197,359
Cost of shares redeemed:
Class A	(32,421,571)	(81,659,123)
Class C	(8,020,678)	(8,430,308)
Class I	(44,144,400)	(27,877,049)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(49,567,348)	(36,849,935)
Total Increase (Decrease) in Net Assets	(60,754,383)	(26,780,570)
Net Assets ($):
Beginning of Period	384,741,850	411,522,420
End of Period	323,987,467	384,741,850

	Year Ended November 30,
	2018	2017	[a]
Capital Share Transactions (Shares):
Class Ab,c
Shares sold	608,242	708,778
Shares issued for distributions reinvested	382,894	432,808
Shares redeemed	(2,225,443)	(5,551,359)
Net Increase (Decrease) in Shares Outstanding	(1,234,307)	(4,409,773)
Class Cb
Shares sold	88,114	182,688
Shares issued for distributions reinvested	24,062	30,221
Shares redeemed	(547,281)	(570,552)
Net Increase (Decrease) in Shares Outstanding	(435,105)	(357,643)
Class Ic
Shares sold	1,134,020	4,007,330
Shares issued for distributions reinvested	157,434	148,084
Shares redeemed	(3,035,650)	(1,897,557)
Net Increase (Decrease) in Shares Outstanding	(1,744,196)	2,257,857

[a]Distributions to shareholders include only distributions from net investment income.
[b]During the period ended November 30, 2018, 8,259 Class C shares representing $123,476 were automatically converted to 8,265 Class A shares.
[c]During the period ended November 30, 2017, 17,178 Class A shares representing $254,067 were exchanged for 17,193 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.81	14.44	14.93	14.91	14.29
Investment Operations:
Investment income—net[a]	.39	.40	.42	.45	.47
Net realized and unrealized gain (loss) on investments	(.46)	.37	(.49)	.03	.62
Total from Investment Operations	(.07)	.77	(.07)	.48	1.09
Distributions:
Dividends from investment income—net	(.39)	(.40)	(.42)	(.46)	(.47)
Net asset value, end of period	14.35	14.81	14.44	14.93	14.91
Total Return (%)[b]	(.49)	5.33	(.58)	3.24	7.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	.93	.92	.91	.92
Ratio of net expenses to average net assets	.98	.93	.92	.91	.92
Ratio of interest and expense related to floating rate notes issued to average net assets	.06	.03	.02	.01	.01
Ratio of net investment income to average net assets	2.67	2.68	2.76	3.05	3.24
Portfolio Turnover Rate	15.32	9.08	12.48	24.62	20.10
Net Assets, end of period ($ x 1,000)	243,275	269,220	326,281	333,968	351,371

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

Class C Shares	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.81	14.44	14.93	14.91	14.30
Investment Operations:
Investment income—net[a]	.28	.28	.30	.34	.36
Net realized and unrealized gain (loss) on investments	(.45)	.37	(.49)	.02	.61
Total from Investment Operations	(.17)	.65	(.19)	.36	.97
Distributions:
Dividends from investment income—net	(.28)	(.28)	(.30)	(.34)	(.36)
Net asset value, end of period	14.36	14.81	14.44	14.93	14.91
Total Return (%)[b]	(1.17)	4.54	(1.33)	2.45	6.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.73	1.69	1.68	1.67	1.68
Ratio of net expenses to average net assets	1.73	1.69	1.68	1.67	1.68
Ratio of interest and expense related to floating rate notes issued to average net assets	.06	.03	.02	.01	.01
Ratio of net investment income to average net assets	1.90	1.92	1.99	2.28	2.45
Portfolio Turnover Rate	15.32	9.08	12.48	24.62	20.10
Net Assets, end of period ($ x 1,000)	18,960	26,001	30,526	28,734	24,239

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.81	14.44	14.93	14.91	14.29
Investment Operations:
Investment income—net[a]	.43	.43	.45	.49	.50
Net realized and unrealized gain (loss) on investments	(.47)	.37	(.48)	.02	.63
Total from Investment Operations	(.04)	.80	(.03)	.51	1.13
Distributions:
Dividends from investment income—net	(.42)	(.43)	(.46)	(.49)	(.51)
Net asset value, end of period	14.35	14.81	14.44	14.93	14.91
Total Return (%)	(.25)	5.58	(.33)	3.50	8.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.69	.67	.66	.66
Ratio of net expenses to average net assets	.72	.69	.67	.66	.66
Ratio of interest and expense related to floating rate notes issued to average net assets	.06	.03	.02	.01	.01
Ratio of net investment income to average net assets	2.90	2.90	2.99	3.29	3.45
Portfolio Turnover Rate	15.32	9.08	12.48	24.62	20.10
Net Assets, end of period ($ x 1,000)	61,751	89,520	54,714	42,766	32,191

a Based on average shares outstanding.

See notes to financial statements.

Class Y Shares	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.81	14.44	14.93	14.91	14.30
Investment Operations:
Investment income—net[a]	.43	.43	.46	.46	.49
Net realized and unrealized gain (loss) on investments	(.46)	.37	(.49)	.04	.61
Total from Investment Operations	(.03)	.80	(.03)	.50	1.10
Distributions:
Dividends from investment income—net	(.42)	(.43)	(.46)	(.48)	(.49)
Net asset value, end of period	14.36	14.81	14.44	14.93	14.91
Total Return (%)	(.17)	5.55	(.30)	3.42	7.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.65	.61	.64	.79
Ratio of net expenses to average net assets	.71	.65	.61	.64	.79
Ratio of interest and expense related to floating rate notes issued to average net assets	.06	.03	.02	.01	.01
Ratio of net investment income to average net assets	2.94	2.91	3.04	3.11	3.32
Portfolio Turnover Rate	15.32	9.08	12.48	24.62	20.10
Net Assets, end of period ($ x 1,000)	1	1	1	1	1

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus New York AMT-Free Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open–end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of November 30, 2018, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and

NOTES TO FINANCIAL STATEMENTS (continued)

asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2018 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	–	331,301,527	–	331,301,527
Liabilities ($)
Floating Rate Notes†	–	(10,500,000)	–	(10,500,000)

†  Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At November 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $128,430 accumulated capital losses $235,344 and unrealized appreciation $3,037,714.

NOTES TO FINANCIAL STATEMENTS (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2018. If not applied, $235,344 of the carryover expires in fiscal 2019.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2018 and November 30, 2017 were as follows: tax-exempt income $9,608,595 and $10,556,264, and ordinary income $0 and $50,493, respectively.

(e) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed long-term open-end funds in an $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended November 30, 2018, the Distributor retained $4,098 from commissions earned on sales of the fund’s Class A shares and $3,166 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2018, Class C shares were charged $162,686 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2018, Class A and Class C shares were charged $643,037 and $54,229, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees.

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2018, the fund was charged $61,309 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2018, the fund was charged $7,890 pursuant to the custody agreement. These fees were offset by earnings credits of $3,080.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended November 30, 2018, the fund was charged $2,583 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $3.

During the period ended November 30, 2018, the fund was charged $12,780 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $147,519, Distribution Plan fees $11,792, Shareholder Services Plan fees $53,735, custodian fees $2,500, Chief Compliance Officer fees $5,241 and transfer agency fees $10,995.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2018, amounted to $54,328,259 and $96,127,293, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended November 30, 2018 was approximately $9,458,300, with a related weighted average annualized interest rate of 2.47%.

NOTES TO FINANCIAL STATEMENTS (continued)

At November 30, 2018, the cost of investments for federal income tax purposes was $317,763,813; accordingly, accumulated net unrealized appreciation on investments was $3,037,714, consisting of $5,807,185 gross unrealized appreciation and $2,769,471 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus New York AMT-Free Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus New York AMT-Free Municipal Bond Fund (the “Fund”), including the statement of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
January 28, 2019

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended November 30, 2018 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are New York residents, New York State and New York City personal income taxes). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2018 calendar year on Form 1099-DIV, which will be mailed in early 2019.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 31, 2018, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended June 30, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was below the Performance Group and the Performance Universe medians for all of the ten one-year periods ended June 30. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in three of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and the Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board expressed concern about the fund’s performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 123

———————

Francine J. Bovich (67)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 71

———————

Peggy C. Davis (75)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

Diane Dunst (79)

Board Member (2007)

Principal Occupation During Past 5 Years:

• President of Huntting House Antiques (1999-present)

No. of Portfolios for which Board Member Serves: 14

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (75)

Board Member (1989)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (55)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Ernest Kafka, Emeritus Board Member
Daniel Rose, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 123 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 148 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 148 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 148 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 142 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

Dreyfus New York AMT-Free Municipal Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: PSNYX Class C: PNYCX Class I: DNYIX Class Y: DNYYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 0021AR1118

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,313 in 2017 and $35,843 in 2018.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $11,865 in 2017 and $9,880 in 2018.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,503 in 2017 and $3,860 in 2018.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $656 in 2017 and $665 in 2018.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2)  Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $31,197,139 in 2017 and $38,822,724 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus New York AMT-Free Municipal Bond Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 29, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 25, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)